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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) MARCH 15, 1996
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                            CANTEL INDUSTRIES, INC.
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           (Exact name of registrant as specified in its character)



             DELAWARE                   0-6132              22-1760285
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   (State or other jurisdiction      (Commission        (IRS Employer
        of incorporation)            File Number)        Identification No.)


  1135 BROAD STREET, CLIFTON, NEW JERSEY                        07013
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 (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code 201-470-8700
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         (Former name or former address, if changed since last report.)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          (a) and (b) On March 15, 1996 Cantel Industries, Inc., a Delaware corporation (the "Company"), pursuant to the terms of an Agreement and Plan of Merger dated as of November 14, 1995 (the "Merger Agreement") by and among the Company, Cantel Acquisition Corp., a newly formed Minnesota corporation which is a wholly owned subsidiary of the Company ("Newco"), and MediVators, Inc., a Minnesota corporation ("MediVators"), the Company acquired all of the issued and outstanding capital stock of MediVators through the merger (the "Merger") of Newco with and into MediVators. Pursuant to the Merger, MediVators became a wholly-owned subsidiary of Cantel in consideration for the conversion of each issued and outstanding share of MediVators Series A Common Stock ("Series A Stock") and Series B 10% Cumulative Redeemable Convertible Common Stock ("Series B Stock") into .2571 and .7713 shares of Cantel Common Stock, respectively. The Company intends to continue to devote the assets acquired through the Merger to the operation of the business of MediVators.

          The above transaction is more fully described in the Joint Proxy Statement/Prospectus (the "Proxy Statement/ Prospectus") included in the Company's Registration Statement on Form S-4, Registration Statement No. 33-64727 (the "S-4"), which became effective on February 8, 1996 and which is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a) Financial Statements. The following financial statements of MediVators are filed as part of this Current Report on Form 8-K:

               (1) The Consolidated Financial Statements of MediVators for the fiscal years ended December 31, 1994 and December 31, 1993. Incorporated herein by reference to Item 7 of the Annual Report on Form 10-KSB of MediVators for the fiscal year ended December 31, 1994.

               (2)  The Consolidated Financial Statements of MediVators for
                    the nine months ended September 30, 1995. Incorporated herein by reference to Part I of the Quarterly Report on Form 10-QSB of MediVators for the quarterly period
                    ended September 30, 1995.
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          (b)  Pro-Forma Financial Information. The unaudited pro forma combined condensed statements of operations of the Company for the fiscal years ended
July 31, 1995, 1994, and 1993 and the three month periods ended October 31, 1995 and 1994, and the unaudited pro forma combined condensed balance sheet of the Company as at October 31, 1995. Incorporated herein by reference to the Proxy Statement/Prospectus included in the S-4.

          (c)  The following exhibits are filed herewith:

               (1) The Merger Agreement. Incorporated herein by reference to Annex I to the Proxy Statement/Prospectus included in the S-4.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   CANTEL INDUSTRIES, INC.



                                   By: /s/ James P. Reilly
                                       ------------------------
                                       James P. Reilly,
                                       President

Dated:  March 28, 1996